Item 1: Report to Shareholders

Tax-Exempt Money Fund	August 31, 2005

The views and opinions in this report were current as of August 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Tax-free bonds produced positive returns that matched those of their taxable bond counterparts for the six-month period ended August 31, 2005. Short- and intermediate-term municipal yields increased as the Federal Reserve continued raising the overnight federal funds target rate, but long-term yields declined. Long-term and high-yield securities maintained their performance advantage over shorter-term and investment-grade issues.

MARKET ENVIRONMENT

Economic conditions were generally favorable during the last six months, despite surging oil prices. Annualized Gross Domestic Product (GDP) growth remained above 3%, the housing market stayed robust, job growth was steady, and the unemployment rate hovered around 5%. With core inflation benign, the Federal Reserve persisted in its gradual pace of raising the federal funds target rate to a less accommodative level. Since the end of February, the central bank lifted the target rate from 2.50% to 3.50% in four quarter-point increments.

As shown in the graph, municipal money market and shorter-term bond yields rose in tandem with the federal funds rate in the last six months. Long-term rates edged lower, resulting in a flatter municipal yield curve and long-term municipal bonds outperforming shorter-term securities. The taxable bond market experienced the same trends, and municipal and taxable bond returns for the past six months were the same; the Lehman Brothers Municipal Bond Index and the Lehman Brothers U.S. Aggregate Index each returned 2.85%.

MUNICIPAL MARKET NEWS

Tobacco bonds were top performers as yields in this industry fell to their lowest level on record. Overall, BBB and lower-rated bond returns were notably better than the broad index. Credit spreads for high-yield issues are about as narrow as they have been in five years, reflecting investor willingness in a healthy economy to seek incremental yield from higher-risk securities.

New municipal supply in the first eight months of 2005 totaled $276 billion (according to The Bond Buyer), a pace that will likely result in another year of record supply. Issuers are rapidly refinancing older, high-cost debt at lower yields. State income tax receipts are mostly higher than expected, strengthening the general obligation sector as overall state finances improve. Although individual investors’ demand for munis remains lukewarm because of the low rates, institutional demand, particularly from hedge funds and other nontraditional buyers of municipal securities, has picked up the slack. Overall, municipals are in demand despite good supply and low yields.

PORTFOLIO STRATEGY

Tax-Exempt Money Fund

Your fund outperformed its peers during the 6- and 12-month periods ended August 31, 2005, with returns of 0.98% and 1.56%, respectively, versus the Lipper peer group average of 0.83% and 1.31%. Money fund investors benefited from rising yields in response to continued tightening by the Federal Reserve. Since our February report, the fund’s seven-day simple yield has moved up 69 basis points to 2.08% (100 basis points equal one percent).

PERFORMANCE COMPARISON
Periods Ended 8/31/05	6 Months	12 Months
Tax-Exempt Money Fund	0.98%	1.56%
Lipper Tax-Exempt Money
Market Funds Average	0.83	1.31

While the money market yield curve pushes higher with each Fed tightening, recent market action suggests we may be closing in on the Fed’s target rate. Notably, the money market curve is flatter than at our last report. One-year Libor (a taxable benchmark) is up 67 basis points yielding 4.24%, but its spread versus the overnight funds rate is narrower—about 65 basis points versus 110 basis points in February—suggesting the market thinks rates won’t go much higher. Municipal rates are higher as well, though the favorable yield relationship versus taxable money markets, which typified the past few years, has begun to dissipate. Municipal overnight and seven-day variable rates were about 75 basis points higher versus the prior six months, yielding on average 2.35%. One-year note yields increased 55 basis points over the same period, ending August at 2.95%.

For much of the past six months, we felt that yields on most longer-dated maturities did not fully reflect the impact of further Fed tightening. In March and April we sought to overweight our investments in the short end of the yield curve. May presented us with an opportunity to lock in attractive yields in slightly longer maturities out to about 90 days, allowing us to avoid the seasonal volatility in variable rates normally associated with June and July. In August, one-year notes briefly traded at yields that priced in our rate expectations, and we took advantage of that opportunity as well.

PORTFOLIO DIVERSIFICATION
	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	2/28/05	8/31/05
Hospital Revenue	22.3%	22.0%
General Obligation – Local	13.3	14.6
General Obligation – State	8.1	10.6
Housing Finance Revenue	7.1	9.8
Educational Revenue	14.6	8.7
Dedicated Tax Revenue	3.2	7.1
Life Care/Nursing Home Revenue	5.9	6.6
Electric Revenue	5.7	5.8
Other Assets	19.8	14.8
Total	100.0%	100.0%

The near-term outlook for interest rates has become much less certain due to Hurricane Katrina and its potential impact on the economy. The brief runup in yields in August has since reversed itself. Therefore, we find ourselves leery of extending the fund further in the near term, choosing instead to let the economic picture clear somewhat over the next few months.

Tax-Free Short-Intermediate Fund

Over the past six months, fund performance precisely matched that of our Lipper peer group but was below the Lipper average for the 12-month period. Dividends per share remained stable at $0.07 during the six-month period, and the fund’s net asset value (NAV) declined slightly, from $5.40 to $5.38 per share.

PERFORMANCE COMPARISON
Periods Ended 8/31/05	6 Months	12 Months
Tax-Free Short-
Intermediate Fund	1.03%	1.24%
Lipper Short-Intermediate
Municipal Debt Funds Average	1.03	1.43

The environment for short- to intermediate-term securities has been difficult, as the Federal Reserve raised the federal funds rate 2.5 percentage points since June 2004, from 1.00% to 3.5%. As a result, the yields on high-grade municipal bonds with maturities out to six years moved higher, although considerably less than the fed funds rate. Rising shorter-term rates have resulted in low returns for our segment of the market, but signs have begun to emerge that the worst may be over. Looking ahead, conditions should begin to improve. With rates now higher, we should be closer to the end than the beginning of the tightening cycle.

Our strategy focused on keeping the portfolio’s duration shorter than that of the benchmark while short-term rates were rising (duration is a measure of a bond fund’s sensitivity to changes in interest rates). We extended duration to a neutral position in March when rates hit their high points for the period. Our allocation of bonds has changed slightly since our last report; at the end of August, we held more two-year securities and a small position in longer-term intermediate bonds to take advantage of their higher yields. These changes were offset by a decrease in cash as well as in three- to four-year bonds, which appeared overvalued.

Credit quality has remained stable, reflecting an increased exposure to higher-quality sectors such as state and local general obligation, dedicated tax, and prerefunded bonds. During the period, we also exchanged out of high-quality states such as Virginia, Maryland, Florida, and Texas into others that had experienced problems during the economic slowdown. The latter group includes California, New York, Pennsylvania, and New Jersey—states we believe will benefit from improving credit quality and investor demand going forward.

PORTFOLIO DIVERSIFICATION
	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	2/28/05	8/31/05
General Obligation – State	16.2%	16.2%
Dedicated Tax Revenue	13.4	14.0
General Obligation – Local	12.3	12.9
Electric Revenue	12.6	10.9
Air and Sea Transportation Revenue	8.6	8.7
Lease Revenue	7.7	7.3
Prerefunded Bonds	4.6	5.9
Hospital Revenue	5.8	5.1
Other Assets and Reserves	18.8	19.0
Total	100.0%	100.0%

An operating change that took place over the summer is explained in detail in a shaded box following this letter. Briefly, in the past we limited the fund’s below investment-grade bonds to those rated BB. The fund can now invest up to 5% of its assets in noninvestment-grade securities with no minimum rating.

Tax-Free Intermediate Bond Fund

The fund outpaced its peer group average during the 6- and 12-month periods ended August 31, 2005, with returns of 1.80% and 2.84% versus 1.73% and 2.60%, respectively. The fund’s dividend remained stable at $0.20 per share during the past six months, and the NAV dropped a penny to $11.25 per share.

PERFORMANCE COMPARISON
Periods Ended 8/31/05	6 Months	12 Months
Tax-Free Intermediate
Bond Fund	1.80%	2.84%
Lipper Intermediate
Municipal Debt Funds Average	1.73	2.60

We were generally negative on interest rates, believing they would be rising throughout 2005, and our plan was to keep duration short of the benchmark’s (duration is a measure of a bond fund’s sensitivity to changes in interest rates). We did, however, take advantage of opportunities that presented themselves in March by extending to a neutral position when yields hit their high points for the period. At the end of August, we shortened duration again because of the bond market rally following Hurricane Katrina’s devastation of the Gulf Coast, which sent yields lower and prices higher.

As we entered the six-month period, we had adopted a moderate so-called “barbell” structure—consisting of shorter and longer maturities—to take advantage of the flattening yield curve we saw emerging. We accomplished this by allocating 10% to 15% of the portfolio in bonds with unusually long maturities for our fund, while simultaneously overweighting cash and short-term bonds. As the yield curve flattened, we opportunistically moderated this structure by reducing some of our longer-maturity positions and moving into 7- to 15-year bonds.

PORTFOLIO DIVERSIFICATION
	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	2/28/05	8/31/05
General Obligation – Local	13.3%	14.9%
Prerefunded Bonds	11.5	14.5
Dedicated Tax Revenue	9.7	11.1
Electric Revenue	12.5	10.7
Lease Revenue	10.5	10.0
General Obligation – State	7.4	8.2
Hospital Revenue	9.3	7.6
Air and Sea Transportation Revenue	5.9	5.6
Other Assets and Reserves	19.9	17.4
Total	100.0%	100.0%

Our sector allocation changed little on balance over the past six months. We increased exposure somewhat to higher-quality sectors such as local general obligation, prerefunded, and dedicated tax revenue bonds and decreased exposure to electric utility and hospital revenue securities. This strategy was more a result of valuation than an effort to increase credit quality. We believe municipal credit quality is still improving, but tight yield spreads due to heavy demand for higher-yielding bonds have made it difficult to find good opportunities in revenue bonds. On the other end of the spectrum, we did continue to build exposure to below investment-grade bonds, a program that began in fall 2004 and continued into this year. We believe that over time this program will enable us to better utilize our proprietary research and increase portfolio returns.

Tax-Free Income Fund

Despite a backdrop of rising short-term rates over the past six months, long-term rates actually fell, leading to positive returns for longer-term bond funds. The Tax-Free Income Fund and Advisor Class produced good returns for the six-month and one-year periods, exceeding the peer group average in both time frames. Since the end of February the fund’s NAV rose $0.07 to $10.13, while the dividend remained stable at $0.22 cents a share.

PERFORMANCE COMPARISON
Periods Ended 8/31/05	6 Months	12 Months
Tax-Free Income Fund	2.89%	5.43%
Tax-Free Income Fund–
Advisor Class	2.72	5.20
Lipper General Municipal
Debt Funds Average	2.50	4.71

Long-term rates fell roughly 30 basis points since February while short-term rates rose more than 50, creating a flatter yield curve. Since the Federal Reserve began its program of raising short-term rates, we have tilted the fund’s maturity profile toward a so-called “barbell” structure, emphasizing longer-term bonds balanced by a higher-than-normal level of very short-term debt and avoiding the middle of the yield curve. This structure served us well over the past year as long bonds performed best and rising short-term rates helped in the front end. We believe most of the Fed’s work is done in terms of returning short-term rates to more normal levels, so going forward we will begin moving back to a more typical structure, with “laddered” bond maturities—that is, bonds maturing periodically over time.

The generally low interest rate environment has unleashed a steady stream of debt refunding as issuers rush to lower their interest expense by calling in bonds issued as long as 10 years ago with higher yields. While we generally hold on to higher-yielding positions as a good source of income for the fund, these early terminations lower our income stream. Not all of the bonds leave the portfolio; some positions are advance-refunded to a call date anywhere from one to 10 years in the future. While this is generally positive from a credit standpoint as the debt typically becomes backed by U.S. Treasuries, it also results in shorter ultimate maturities. During the past six months, prerefunded debt in the portfolio rose 4% and, in total, represents about 20% of our holdings.

PORTFOLIO DIVERSIFICATION
	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	2/28/05	8/31/05
Hospital Revenue	15.2%	16.4%
Prerefunded Bonds	9.7	13.7
Electric Revenue	9.4	9.4
General Obligation – Local	8.9	8.7
Dedicated Tax Revenue	9.6	8.5
General Obligation – State	6.4	7.4
Lease Revenue	7.5	6.5
Escrowed to Maturity	6.5	6.1
Other Assets and Reserves	26.8	23.3
Total	100.0%	100.0%

We generally managed the portfolio’s interest rate risk with a neutral posture relative to our benchmarks. While we have been concerned about the potential for rising rates, the continued low volatility of the municipal bond market dictated a neutral posture. In what was mainly a range-bound market, we took advantage of a few opportunities to both extend and reduce interest rate exposure in a narrow band. To maintain our yield, we focused on certain bond structures that offer higher yields—for example, zero coupon and current coupon bonds as opposed to high-premium coupon bonds trading at high prices.

We also became more selective in our credit decisions. We sold one position we thought might be exposed to any potential weakness in the housing market. We added a few lower-rated bonds but offset them with sales of similarly rated bonds. Along with bond calls and refunded debt, the portfolio’s exposure to bonds rated A or lower fell from 25% to 22%, which is consistent with our view that lower-quality credits are fully priced with little room for further appreciation.

While it is too early to speculate about the ultimate impact of Hurricane Katrina’s destructive forces, the portfolio has minimal exposure to the carnage. We have no direct exposure to state and local government debt in the hurricane’s path, and only one-half of one-percent exposure to Entergy, the dominant utility in the area. The portfolio is well diversified in terms of credit risk, a good position to be in when disaster strikes. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents of the portfolio.)

Tax-Free High Yield Fund

The Tax-Free High Yield Fund slightly outpaced the Lipper peer average for the six-month period. For the 12 months ended August 31, 2005, the fund modestly lagged, returning 8.56% versus 8.71% for the Lipper average. The fund’s dividends per share remained steady at $0.29, while the NAV rose from $11.86 at the end of February to $12.06, resulting in a strong total return.

PERFORMANCE COMPARISON
Periods Ended 8/31/05	6 Months	12 Months
Tax-Free High Yield Fund	4.20%	8.56%
Lipper High Yield Municipal
Debt Funds Average	4.16	8.71

Medium- and lower-quality bonds continued their impressive performance, outpacing AAA rated municipals by a considerable margin. Persistently low interest rates and solid economic underpinnings remained key drivers of demand in the tax-exempt high-yield marketplace. Limited new supply of higher-yielding bonds through the summer months also drove risk premiums lower during the period.

The fund benefited from its significant exposure to life care revenue bonds, which returned roughly 6% for the period, driven by improving demographics and a favorable credit environment, increased advance-refunding activity, and limited supply. Hospital revenue bonds also aided performance as the hospital portion of the Lehman Brothers Municipal Bond Index outperformed the overall average by approximately 1% over the six-month period. Hospitals have enjoyed a sustained period of financial improvement and solid reimbursement following the difficulties experienced in the late 1990s. We continue to maintain overweight positions in these sectors.

Toll road revenue bonds generated outstanding total returns for the period as well. In June, Pocahontas Parkway (Virginia) entered into a tentative agreement to sell the road to Transurban Inc., a for-profit operator, and the bonds rallied sharply in anticipation of a potential refunding in highly rated securities. Connector 2000 (South Carolina) bonds also strengthened. Positive factors for this project included improved usage, a toll increase, and increased merger and acquisition activity in the sector. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents of the portfolio.)

Our conservative weightings in tobacco securitization bonds and airline-backed bonds tempered returns for the period. Tobacco bonds backed by the Master Settlement Agreement rallied sharply over the past 12 months as a string of litigation successes by “Big Tobacco,” most notably in the U.S. Department of Justice’s racketeering case, fueled demand in this sector. Unenhanced tobacco bonds rallied approximately 25% during the one-year period. Airline bonds also posted strong results for much of the period as participants reached for yield in this distressed area of the marketplace.

PORTFOLIO DIVERSIFICATION
	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	2/28/05	8/31/05
Life Care/Nursing Home Revenue	16.0%	15.1%
Hospital Revenue	14.3	14.7
Industrial and Pollution
Control Revenue	13.0	11.4
Prerefunded Bonds	5.1	8.9
Electric Revenue	9.0	8.6
Dedicated Tax Revenue	6.8	7.0
Lease Revenue	7.4	5.1
General Obligation – State	3.4	4.0
Other Assets and Reserves	25.0	25.2
Total	100.0%	100.0%

Looking ahead, we believe that prospects for investing in higher-yielding sectors of the municipal market are mixed. While low interest rates and a growing U.S. economy provide a solid framework for high-yield investing, risk premiums in these sectors remain quite low versus historical norms. Heightened concerns about oil price spikes, the continuing impact of Hurricane Katrina, increased government spending, and higher short-term rates could ultimately force market participants to demand greater risk premiums in the months ahead. As always, we will rely on our research-intensive process in an effort to uncover undervalued securities within the high-yield municipal market.

OUTLOOK

For most of our reporting period, the municipal market seemed to accept higher short-term rates, a flatter yield curve, and a vigilant Fed bent on cooling the economy just enough to avoid a pace of economic growth that might stoke inflation. Hurricane Katrina, which devastated New Orleans and other cities along the Gulf Coast as our reporting period ended, has introduced higher levels of volatility while the market parses information about the emerging health of the economy. Although we expect the effects to be temporary, we believe it is appropriate to maintain a neutral to slightly cautious stance while we wait for a clearer view of the longer-term impact of this tragic natural disaster.

We thank you for your continued support.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Tax-Exempt Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committees
Tax-Free Short-Intermediate and Tax-Free Intermediate Bond Funds

Mary J. Miller
Chairman of the Investment Advisory Committee
Tax-Free Income Fund

James M. Murphy
Chairman of the Investment Advisory Committee
Tax-Free High Yield Fund

September 20, 2005

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment program.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
SUPPLEMENT TO PROSPECTUS DATED JULY 1, 2005

This updates the Tax-Free Short-Intermediate Fund’s prospectus dated July 1, 2005. On July 20, 2005, the fund’s Board of Directors authorized the fund to change the current restriction allowing the fund to invest up to 5% of its assets in noninvestment-grade securities with a rating no lower than BB to a new restriction allowing the fund to invest up to 5% of its assets in any type of noninvestment-grade security. Therefore, the prospectus has been revised as noted below. On page two of the prospectus, the last sentence of the Tax-Free Short-Intermediate Fund’s investment strategy has been revised as follows:

The fund may invest up to 5% of total assets in below investment-grade securities, including those with the lowest rating or, if unrated, believed by T. Rowe Price to be noninvestment grade.

On page 40, the “High-Yield, High-Risk Bonds” operating policy has been revised to state that the Tax-Free Short-Intermediate Fund may invest up to 5% of total assets in below investment-grade securities.

The date of this supplement is October 14, 2005.

RISKS OF FIXED-INCOME INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded, or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield bonds could have greater price declines than funds that invest primarily in high-quality bonds. Municipalities issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

GLOSSARY

Average maturity: For a bond fund, the average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive, and consequently, less volatile portfolio.

Basis points: One hundred basis points equal one percentage point.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of 6.0 years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Lehman Brothers Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds with maturities greater than two years selected from issues larger than $75 million.

Lehman Brothers U.S. Aggregate Index: An unmanaged index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities of investment-grade quality or better, with at least one year to maturity, and an outstanding par value of at least $250 million.

Libor rate: The rate that contributor banks in London offer one another for interbank deposits. In effect, the Libor rate is a rate at which a fellow London bank can borrow money from other banks.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Yield curve: A graphic depiction of the relationship among the yields for similar bonds with different maturities. A yield curve is positive when short-term yields are lower than long-term yields and negative when short-term yields are higher than long-term yields.

PORTFOLIO CHARACTERISTICS

								Tax-Free
	Tax-		Tax-Free		Tax-Free			Income	Tax-Free
	Exempt		Short-		Intermediate	Tax-Free		Fund–	High
Periods Ended	Money		Intermediate		Bond	Income		Advisor	Yield
8/31/05	Fund		Fund		Fund	Fund		Class	Fund
Price Per Share	$1.00		$5.38		$11.25	$10.13		$10.14	$12.06

Dividends Per Share
For 6 months	0.010		0.07		0.20	0.22		0.20	0.29
For 12 months	0.015	*	0.15	*	0.40	0.43	*	0.40	0.59	*

Dividend Yield
(7-Day Simple) **	2.08%		–		–	–		–	–

30-Day
Dividend Yield **	–		2.90%		3.61%	4.29%		3.98%	4.84%

30-Day Standardized
Yield to Maturity	–		2.82		3.05	3.47		3.15	4.07

Weighted Average
Maturity (years)	47	***	3.9		7.6	13.8		13.8	17.5

Weighted Average
Effective Duration
(years)	–		3.1		4.6	5.3		5.3	5.1

* 12-month dividends may not equal the combined six-month figures due to rounding.
** Dividends earned for the last 30 days (7 days for the money fund) are annualized and divided by the fund’s net asset value at the end of the period.
*** Weighted average maturity for the money fund is in days.
Note: Yields will vary and are not guaranteed. A money fund’s yield more closely reflects its current earnings than does the total return.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the funds would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

				Since	Inception
Periods Ended 8/31/05	1 Year	5 Years	10 Years	Inception	Date
Tax-Exempt Money Fund	1.56%	1.47%	2.30%
Tax-Free Short-
Intermediate Fund	1.24	3.89	4.10
Tax-Free Intermediate Bond Fund	2.84	5.12	4.98
Tax-Free Income Fund	5.43	6.21	5.90
Tax-Free Income Fund–
Advisor Class	5.20	–	–	4.19%	9/30/02
Tax-Free High Yield Fund	8.56	6.56	5.88

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results. When assessing performance, investors should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that a fund may have two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE TAX-EXEMPT MONEY FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	*
	3/1/05	8/31/05	3/1/05 to 8/31/05
Actual	$1,000.00	$1,009.80	$2.43
Hypothetical (assumes
5% return before expenses)	1,000.00	1,022.79	2.45

*   Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.48%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	*
	3/1/05	8/31/05	3/1/05 to 8/31/05
Actual	$1,000.00	$1,010.30	$2.58
Hypothetical (assumes
5% return before expenses)	1,000.00	1,022.63	2.60

*   Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.51%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	*
	3/1/05	8/31/05	3/1/05 to 8/31/05
Actual	$1,000.00	$1,018.00	$2.90
Hypothetical (assumes
5% return before expenses)	1,000.00	1,022.33	2.91

*   Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.57%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE TAX-FREE INCOME FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	*
	3/1/05	8/31/05	3/1/05 to 8/31/05
Investor Class
Actual	$1,000.00	$1,028.90	$2.71
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,022.53	2.70
Advisor Class
Actual	1,000.00	1,027.20	4.34
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,020.92	4.33

*   Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average  account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the Investor Class was 0.53%; the
    Advisor Class was 0.85%.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	*
	3/1/05	8/31/05	3/1/05 to 8/31/05
Actual	$1,000.00	$1,042.00	$3.60
Hypothetical (assumes
5% return before expenses)	1,000.00	1,021.68	3.57

*   Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.70%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS

	7-Day
Periods Ended 6/30/05	Simple Yield	1 Year	5 Years	10 Years
Tax-Exempt Money Fund	2.05%	1.32%	1.52%	2.32%
Tax-Free Short-Intermediate Fund	–	2.90	4.21	4.20
Tax-Free Intermediate Bond Fund	–	5.31	5.53	5.15
Tax-Free Income Fund	–	8.02	6.69	6.02
Tax-Free Income Fund–Advisor Class	–	7.67	–	–
Tax-Free High Yield Fund	–	9.96	6.87	5.93

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results.
Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns net of all expenses through the most recent calendar quarter-end rather than through the end of the funds’ fiscal period. It shows how each fund class would have performed each year if its actual (or cumulative)
returns for the periods shown had been earned at a constant rate. Average annual total returns include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.  When assessing performance, investors should consider both short- and long-term returns. A money fund’s yield more closely represents its current earnings than does the total return.

Unaudited

FINANCIAL HIGHLIGHTS		For a share outstanding throughout each period

	6 Months	Year
	Ended	Ended
	8/31/05**	2/28/05**	2/29/04	2/28/03	2/28/02	2/28/01
NET ASSET VALUE
Beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Investment activities
Net investment
income (loss)	0.010	0.009	0.006	0.010	0.021	0.036
Distributions
Net investment income	(0.010)	(0.009)	(0.006)	(0.010)	(0.021)	(0.036)

NET ASSET VALUE
End of period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Ratios/Supplemental Data
Total return^	0.98%	0.86%	0.60%	1.01%	2.12%	3.67%
Ratio of total expenses to
average net assets	0.48%†	0.51%	0.52%	0.52%	0.53%	0.53%
Ratio of net investment
income (loss) to average
net assets	1.94%†	0.86%	0.61%	1.01%	2.10%	3.61%
Net assets, end of period
(in thousands)	$1,079,283	$831,978	$700,459	$721,125	$724,084	$730,782

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
†	Annualized.
**	Per share amounts calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)	$ Par	Value
(Amounts in 000s)
ALABAMA 0.4%

Tuscaloosa County Board of Ed., VRDN (Currently 2.51%)	3,810	3,810
Total Alabama (Cost $3,810)		3,810

ALASKA 3.2%

Alaska Housing Fin. Corp.
Single Family
VRDN (Currently 2.50%) (FSA Insured)	16,100	16,100
VRDN (Currently 2.50%) (MBIA Insured)	10,000	10,000
Valdez Marine, BP Pipelines, VRDN (Currently 2.33%)	8,990	8,990
Total Alaska (Cost $35,090)		35,090

ARIZONA 2.5%

Maricopa County IDA, Gran Victoria Housing
VRDN (Currently 2.49%)	16,610	16,610
Salt River Agricultural Project Improvement & Power, TECP
2.48, 9/7/05	5,900	5,900
2.50%, 9/6/05	5,000	5,000
Total Arizona (Cost $27,510)		27,510

ARKANSAS 0.7%

Arkansas Hosp. Equipment Fin. Auth., Baptist Health
Little Rock, VRDN (Currently 2.54%) (MBIA Insured)	7,600	7,600
Total Arkansas (Cost $7,600)		7,600

CALIFORNIA 0.9%

California, GO, VRDN (Currently 2.52%) (AMBAC Insured)	2,995	2,995
California Infrastructure & Economic Dev. Bank
Salvation Army West, TECP, 2.85%, 5/3/06	6,400	6,400
Total California (Cost $9,395)		9,395

COLORADO 5.0%

Colorado HFA
Catholic Health Initiatives, VRDN (Currently 2.35%)	24,600	24,600
Sisters of Charity of Leavenworth, VRDN (Currently 2.38%)	7,120	7,120
Colorado Housing Fin. Auth., Single Family, 2.75%, 7/5/06	16,910	16,910
Denver City & County, Wellington E. Web
VRDN (Currently 2.35%) (AMBAC Insured)	3,000	3,000
Denver City & County IDRB, W.W. Grainger
VRDN (Currently 2.50%)	2,190	2,190
Total Colorado (Cost $53,820)		53,820

CONNECTICUT 0.1%

Connecticut, GO, 5.00%, 11/15/05	750	753
Total Connecticut (Cost $753)		753

DISTRICT OF COLUMBIA 0.6%

District of Columbia, GO
VRDN (Currently 2.45%) (FSA Insured)	6,500	6,500
Total District of Columbia (Cost $6,500)		6,500

FLORIDA 5.2%

Florida Board of Ed., GO
VRDN (Currently 2.52%) (FGIC Insured)	3,400	3,400
Highlands County HFA, Adventist Health/Sunbelt
VRDN (Currently 2.50%)	1,400	1,400
Jacksonville, GO, Excise Tax, 5.00%, 10/1/05 (AMBAC Insured)	1,030	1,032
Jacksonville HFA, Mayo Foundation, TECP, 2.65%, 12/20/05	11,000	11,000
Palm Beach County School Dist., TECP
2.40%, 9/14/05	6,000	6,000
2.43%, 9/22/05	7,600	7,600
2.65%, 9/14/05	3,000	3,000
Santa Rosa County HFA, Baptist Health Care, Pensacola
VRDN (Currently 2.50%)	765	765
Sunshine State Gov't. Fin. Commission, Miami-Dade County TECP,
2.50%, 9/7/05 (MBIA Insured)	19,695	19,695
Tampa Bay Water, VRDN (Currently 2.52%) (FGIC Insured)	2,000	2,000
Total Florida (Cost $55,892)		55,892

GEORGIA 1.7%

Athens - Clarke County Unified Gov't. Dev. Auth.
Univ. of Georgia Athletic Assoc., VRDN (Currently 2.33%)	3,000	3,000
Atlanta Water & Sewer
VRDN (Currently 2.53%) (FGIC Insured)	4,995	4,995
Fulton County, GO, TAN, 3.50%, 12/30/05	4,350	4,361
Georgia, GO
VRDN (Currently 2.52%)	1,000	1,000
VRDN (Currently 2.53%)	3,700	3,700
5.75%, 9/1/05	1,100	1,100
Total Georgia (Cost $18,156)		18,156

ILLINOIS 8.7%

Chicago, GO, VRDN (Currently 2.52%) (FSA Insured)	5,000	5,000
Chicago Board of Ed., GO
VRDN (Currently 2.33%) (FSA Insured)	300	300
VRDN (Currently 2.48%) (FSA Insured)	3,235	3,235
VRDN (Currently 2.52%) (FSA Insured)	4,000	4,000
Chicago Wastewater, VRDN (Currently 2.50%) (MBIA Insured)	3,080	3,080
Illinois, GO
VRDN (Currently 2.53%) (AMBAC Insured)	2,000	2,000
5.00%, 10/1/05	725	727
Illinois Dev. Fin. Auth., Palos Community Hosp
VRDN (Currently 2.53%)	14,600	14,600
Illinois HFA
Friendship Village of Schaumburg
VRDN (Currently 2.49%)	9,500	9,500
Little County of Mary Hosp., VRDN (Currently 2.53%)	4,500	4,500
Univ. of Chicago Hosp.
VRDN (Currently 2.30%) (MBIA Insured)	7,100	7,100
Villa Saint Benedict, VRDN (Currently 2.58%)	9,350	9,350
Illinois State Unemployment Insurance Fund
5.00%, 12/15/05	12,500	12,587
Metropolitan Pier & Exposition Auth.
VRDN (Currently 2.53%) (MBIA Insured)	1,500	1,500
Metropolitan Water Reclamation Dist., GO, 5.00%, 12/1/05	1,000	1,005
Regional Transportation Auth., VRDN (Currently 2.37%)	10,000	10,000
Univ. of Illinois, Board Trustees
VRDN (Currently 2.62%) (FSA Insured)	5,000	5,000
Total Illinois (Cost $93,484)		93,484

INDIANA 1.2%

Indiana HFFA
Ascension Health
2.72%, 11/15/36 (Tender 6/1/06)	2,500	2,500
2.74%, 11/15/36 (Tender 7/3/06)	1,000	1,000
Deaconess Hosp., VRDN (Currently 2.49%)	10,000	10,000
Total Indiana (Cost $13,500)		13,500

KANSAS 1.5%

Kansas Dev. Fin. Auth., Multi-Family, VRDN (Currently 2.53%)	11,000	11,000
Kansas DOT, 5.50%, 9/1/05	5,410	5,410
Total Kansas (Cost $16,410)		16,410

LOUISIANA 1.5%

Lake Charles Harbor & Terminal Dist., Conoco
VRDN (Currently 2.38%)	9,340	9,340
New Orleans Aviation Board
VRDN (Currently 2.45%) (MBIA Insured)	1,345	1,345
Plaquemines Port, Harbor & Terminal, Chevron Corp.
3.00%, 9/1/08 (Tender 9/1/06)	5,500	5,500
Total Louisiana (Cost $16,185)		16,185

MAINE 0.6%

Maine, GO, TAN, 4.00%, 6/30/06	6,500	6,568
Total Maine (Cost $6,568)		6,568

MARYLAND 15.3%

Anne Arundel County, GO, TECP, 2.40%, 9/6/05	1,000	1,000
Baltimore County, Quail Ridge Apartments
VRDN (Currently 2.50%)	5,000	5,000
Carroll County, Fairhaven Retirement Community
VRDN (Currently 2.50%)	6,500	6,500
Frederick County EFA, Mount. St. Mary's College
VRDN (Currently 2.51%)	3,420	3,420
Gaithersburg
Asbury Solomons Group
VRDN (Currently 2.49%) (MBIA Insured)	8,165	8,165
VRDN (Currently 2.50%)	10,100	10,100
Howard County, Sherwood Crossing Apartments
VRDN (Currently 2.50%)	8,500	8,500
Maryland Economic Dev. Corp.
American Urological Ed., VRDN (Currently 2.36%)	2,885	2,885
Providence Center, VRDN (Currently 2.51%)	2,000	2,000
U.S. Pharmacopeial, VRDN (Currently 2.33%)
(AMBAC Insured)	2,000	2,000
Maryland HHEFA
Adventist Healthcare, VRDN (Currently 2.51%)	2,420	2,420
Beth Tfiloh Dahan Community School
VRDN (Currently 2.36%)	3,700	3,700
Bryn Mawr School for Girls, VRDN (Currently 2.36%)	4,500	4,500
Ginger Cove Life Care, VRDN (Currently 2.51%)	5,515	5,515
Johns Hopkins Hosp., TECP, 2.78%, 12/8/05	4,000	4,000
Johns Hopkins Univ., VRDN (Currently 2.46%)	4,550	4,550
Maryland Health Pool, VRDN (Currently 2.36%)	9,625	9,625
Mercy Ridge, VRDN (Currently 2.52%)	8,475	8,475
Norwood School, VRDN (Currently 2.54%)	2,275	2,275
Stella Maris Operating Corp., VRDN (Currently 2.40%)	5,145	5,145
Univ. of Maryland Medical
VRDN (Currently 2.50%) (AMBAC Insured)	3,380	3,380
Maryland Ind. Dev. Fin. Auth.
Calvert School, VRDN (Currently 2.36%)	1,795	1,795
National Aquarium in Baltimore, VRDN (Currently 2.35%)	2,000	2,000
Montgomery County Economic Dev.
George Meany Center for Labor Studies
VRDN (Currently 2.50%)	2,600	2,600
Georgetown Preparotory School, VRDN (Currently 2.50%)	12,000	12,000
Howard Hughes Medical Institute, VRDN (Currently 2.37%)	8,500	8,500
Institute for Genomic Research, VRDN (Currently 2.50%)	990	990
Sandy Spring Friends School, VRDN (Currently 2.36%)	3,895	3,895
Montgomery County Housing Opportunities Commission
Oakwood, Multi-Family, VRDN (Currently 2.55%)	16,350	16,350
Univ. of Maryland, College Park, VRDN (Currently 2.54%)	9,285	9,285
Washington County, LSN/TLS Obligated Group
VRDN (Currently 2.52%)	4,350	4,350
Total Maryland (Cost $164,920)		164,920

MASSACHUSETTS 2.3%

Massachusetts, GO
VRDN (Currently 2.51%) (FSA Insured)	5,000	5,000
TECP, 2.64%, 10/6/05	14,500	14,500
Massachusetts HEFA, Partners Healthcare
VRDN (Currently 2.48%)	5,000	5,000
Total Massachusetts (Cost $24,500)		24,500

MICHIGAN 6.5%

Michigan, GO
TAN, 3.50%, 9/30/05	15,000	15,010
TECP, 2.67%, 10/4/05	14,000	14,000
Michigan Building Auth.
3.00%, 10/15/05	1,300	1,300
TECP, 2.68%, 10/13/05	20,000	20,000
Michigan Municipal Bond Auth., GO
3.75%, 3/21/06	12,000	12,059
4.25%, 8/18/06	7,600	7,687
Total Michigan (Cost $70,056)		70,056

MINNESOTA 2.1%

Minneapolis Health Care, Fairview Health Services
VRDN (Currently 2.35%) (AMBAC Insured)	9,000	9,000
Minnesota, GO, 5.00%, 10/1/05	1,250	1,252
Minnesota Housing Fin. Agency, Single Family
2.90%, 5/18/06	3,500	3,500
Rochester Health Care Fac., Mayo Foundation, TECP
2.55%, 9/6/05	5,500	5,500
2.64%, 10/6/05	3,000	3,000
Total Minnesota (Cost $22,252)		22,252

MISSISSIPPI 1.0%

Harrison County, E.I. DuPont de Nemours
VRDN (Currently 2.30%)	1,400	1,400
Jackson County Port Fac., Chevron Corp.
VRDN (Currently 2.38%)	1,200	1,200
Mississippi, GO, Capital Improvements, 5.00%, 11/1/05	2,000	2,008
Mississippi Dev. Bank, BP PLC, VRDN (Currently 2.48%)	4,500	4,500
Rankin County Ind. Dev., Siemens, VRDN (Currently 2.49%)	1,600	1,600
Total Mississippi (Cost $10,708)		10,708

MISSOURI 1.6%

Missouri HEFA
SSM Health Care, VRDN (Currently 2.35%) (FSA Insured)	10,000	10,000
Washington Univ., VRDN (Currently 2.33%)	2,920	2,920
Missouri Highway & Transport Commission
VRDN (Currently 2.35%)	4,000	4,000
Total Missouri (Cost $16,920)		16,920

NEBRASKA 1.1%

American Public Energy Agency, VRDN (Currently 2.48%)	12,000	12,000
Total Nebraska (Cost $12,000)		12,000

NEW JERSEY 1.2%

New Jersey, GO, TRAN, 4.00%, 6/23/06	12,000	12,116
New Jersey Enviromental Infrastructure Trust
5.00%, 9/1/05	1,000	1,000
Total New Jersey (Cost $13,116)		13,116

NEW MEXICO 0.1%

New Mexico, GO, 5.00%, 9/1/05	1,000	1,000
Total New Mexico (Cost $1,000)		1,000

NEW YORK 1.1%

New York City Municipal Water Finance Auth.
VRDN (Currently 2.52%) (AMBAC Insured)	2,500	2,500
New York City Transitional Fin. Auth., VRDN (Currently 2.52%)	5,000	5,000
New York State Power Auth., 2.80%, 3/1/07 (Tender 3/1/06)	4,170	4,170
Total New York (Cost $11,670)		11,670

NORTH CAROLINA 5.7%

Charlotte, Water & Sewer, TECP, 3.00%, 2/7/06	11,900	11,900
Charlotte, Water & Sewer, GO, TECP
2.75%, 4/6/06	6,000	6,000
2.90%, 4/26/06	4,900	4,900
Guilford County, GO, VRDN (Currently 2.50%)	21,000	21,000
North Carolina, GO
VRDN (Currently 2.50%)	3,995	3,995
VRDN (Currently 2.52%)	2,435	2,435
North Carolina Capital Fac. Fin. Agency, Duke Univ.
TECP, 2.50%, 9/6/05	2,483	2,483
North Carolina Medical Care Commission, Deerfield Episcopal
Retirement Community, VRDN (Currently 2.58%)	4,000	4,000
North Carolina Municipal Power Agency #1
VRDN (Currently 2.53%) (MBIA Insured)	2,165	2,165
Winston-Salem, GO, VRDN (Currently 2.46%)	2,750	2,750
Total North Carolina (Cost $61,628)		61,628

OHIO 4.7%

Akron, Bath & Copley Township Hosp., Summa Health
Obligation Group, VRDN (Currently 2.53%)	6,250	6,250
Cuyahoga County Hosp., Metrohealth System
VRDN (Currently 2.54%)	10,000	10,000
Franklin County Hosp.
Children's Hosp., VRDN (Currently 2.50%) (AMBAC Insured)	6,005	6,005
Trinity Health Corp., VRDN (Currently 2.50%)	4,675	4,675
Ohio, GO
VRDN (Currently 2.51%)	2,495	2,495
4.00%, 9/15/05	2,200	2,201
Ohio State Univ., 2.36%, 6/1/35	12,000	12,000
Ohio Turnpike, VRDN (Currently 2.52%) (FGIC Insured)	7,495	7,495
Total Ohio (Cost $51,121)		51,121

OREGON 0.2%

Oregon Housing & Community Services Dept., Single Family
2.10%, 9/1/05	2,000	2,000
Total Oregon (Cost $2,000)		2,000

PENNSYLVANIA 1.5%

Geisinger Auth., Geisinger Health
VRDN (Currently 2.50%)	9,400	9,400
Pennsylvania, GO, 5.125%, 9/15/05 (AMBAC Insured)	2,000	2,002
Pennsylvania Turnpike Commission
VRDN (Currently 2.50%) (FSA Insured)	5,000	5,000
Total Pennsylvania (Cost $16,402)		16,402

SOUTH CAROLINA 3.5%

Charleston Water & Sewer, VRDN (Currently 2.52%)	16,000	16,000
Greenville Hosp., Board of Trustees
VRDN (Currently 2.49%) (AMBAC Insured)	4,000	4,000
Lexington & Richland Countys School Dist., GO
3.00%, 3/1/06	10,000	10,015
South Carolina, GO, VRDN (Currently 2.53%)	5,000	5,000
South Carolina EFA, Charleston Southern Univ.
VRDN (Currently 2.50%)	3,200	3,200
Total South Carolina (Cost $38,215)		38,215

SOUTH DAKOTA 2.4%

South Dakota HEFA
Avera Health, VRDN (Currently 2.54%) (MBIA Insured)	6,450	6,450
Sioux Valley Hosp., VRDN (Currently 2.54%)	19,745	19,745
Total South Dakota (Cost $26,195)		26,195

TENNESSEE 2.7%

Clarksville Public Building Auth., GO, VRDN (Currently 2.33%)	1,450	1,450
Memphis, GO, 6.05%, 9/1/05	1,000	1,000
Metropolitan Nashville & Davidson County, Vanderbilt Univ.
TECP, 2.60%, 10/11/05	4,700	4,700
Metropolitan Nashville & Davidson County, GO
VRDN (Currently 2.53%) (FGIC Insured)	9,665	9,665
Montgomery County Public Building Auth., GO
VRDN (Currently 2.33%)	2,500	2,500
Shelby County, GO, 2.57%, 10/5/05	10,000	10,000
Total Tennessee (Cost $29,315)		29,315

TEXAS 9.1%

Arlington, Dallas Cowboys
VRDN (Currently 2.38%) (MBIA Insured)	20,000	20,000
Dallas, GO, 4.00%, 2/15/06	1,000	1,006
Dallas Community College Dist., VRDN (Currently 2.52%)	2,600	2,600
Dallas Independent School Dist., VRDN (Currently 2.52%)	3,000	3,000
Harris County, GO
TECP
2.60%, 9/6/05	2,405	2,405
2.65%, 10/5/05	6,300	6,300
2.67%, 10/11/05	6,440	6,440
TRAN, 3.75%, 2/28/06	5,000	5,025
Harris County Health Fac. Dev. Corp.
St. Lukes Episcopal Health
VRDN (Currently 2.50%) (FGIC Insured)	9,820	9,820
Texas Childrens Hosp.
VRDN (Currently 2.34%) (MBIA Insured)	2,800	2,800
Houston Airport
VRDN (Currently 2.52%) (FSA Insured)	2,995	2,995
Houston Independent School Dist., GO
VRDN (Currently 2.53%) (FSA Insured)	1,670	1,670
Northside Independent School Dist., GO
2.85%, 6/15/35 (Tender 6/15/06)	13,000	13,000
Port of Houston Auth., GO, TECP, 2.63%, 9/7/05	3,702	3,702
Texas, GO, TRAN, 4.50%, 8/31/06	9,000	9,131
Texas PFA, TECP, 2.65%, 10/12/05	4,000	4,000
Univ. of Texas, Board of Regents, VRDN (Currently 2.52%)	4,500	4,500
Total Texas (Cost $98,394)		98,394

UTAH 1.8%

Intermountain Power Agency
VRDN (Currently 2.53%) (MBIA Insured)	5,000	5,000
TECP, 2.43%, 9/16/05	14,700	14,700
Total Utah (Cost $19,700)		19,700

VERMONT 0.4%

Vermont Ed. & Health Buildings Fin. Agency, Middlebury College
VRDN (Currently 1.96%) (Tender 11/1/05)	4,000	4,000
Total Vermont (Cost $4,000)		4,000

VIRGINIA 3.3%

Alexandria IDA, Institute for Defense Analyses
VRDN (Currently 2.66%) (AMBAC Insured)	7,000	7,000
Capital Region Airport Commission
VRDN (Currently 2.49%)	5,000	5,000
Fairfax County IDA, Inova Health
VRDN (Currently 2.36%)	13,700	13,700
Prince William County IDA
6.85%, 10/1/25 (Tender 10/1/05)	2,250	2,302
Richmond IDA, Virginia Historical Society
VRDN (Currently 2.36%)	6,730	6,730
Virginia Transportation Board, Federal Highway Reimbursement,
5.50%, 10/1/05	1,000	1,003
Total Virginia (Cost $35,735)		35,735

WASHINGTON 1.8%

Energy Northwest
VRDN (Currently 2.52%)	6,535	6,535
VRDN (Currently 2.53%) (MBIA Insured)	7,490	7,490
Municipality of Metropolitan Seattle, GO
VRDN (Currently 3.10%) (Tender 8/30/06)	3,000	3,000
Port of Seattle
VRDN (Currently 2.52%) (MBIA Insured)	1,000	1,000
TECP, 2.55%, 10/7/05	1,305	1,305
Total Washington (Cost $19,330)		19,330

Total Investments in Securities
103.2% of Net Assets (Cost $1,113,850)	$ 1,113,850

(1)	Denominated in U.S. dollars unless other-
wise noted
AMBAC	AMBAC Assurance Corp.
DOT	Department of Transportation
EFA	Educational Facility Authority
FGIC	Financial Guaranty Insurance Company
FSA	Financial Security Assurance Inc.
GO	General Obligation
HEFA	Health & Educational Facility Authority
HFA	Health Facility Authority
HFFA	Health Facility Financing Authority
HHEFA	Health & Higher Educational Facility Authority
IDA	Industrial Development Authority/Agency
IDRB	Industrial Development Revenue Bond
MBIA	MBIA Insurance Corp.
PFA	Public Finance Authority
TAN	Tax Anticipation Note
TECP	Tax-Exempt Commercial Paper
TRAN	Tax Revenue Anticipation Note
VRDN	Variable-Rate Demand Note; rate shown is
effective rate at period-end

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)
Assets
Investments in securities, at value (cost $1,113,850)	$1,113,850
Interest receivable	4,115
Receivable for investment securities sold	515
Receivable for shares sold	805
Other assets	920

Total assets	1,120,205

Liabilities
Investment management fees payable	373
Payable for investment securities purchased	38,801
Payable for shares redeemed	968
Due to affiliates	31
Other liabilities	749

Total liabilities	40,922

NET ASSETS	$1,079,283

Net Assets Consist of:
Undistributed net investment income (loss)	$235
Undistributed net realized gain (loss)	(10)
Paid-in-capital applicable to 1,078,952,772 shares of
$0.01 par value capital stock outstanding;
5,000,000,000 shares authorized	1,079,058

NET ASSETS	$1,079,283

NET ASSET VALUE PER SHARE	$1.00

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS
($ 000s)
6 Months
Ended
8/31/05
Investment Income (Loss)
Interest Income	$11,747

Expenses
Investment management	1,992
Shareholder servicing	203
Custody and accounting	75
Registration	31
Prospectus and shareholder reports	22
Legal and audit	9
Proxy and annual meeting	4
Directors	3
Miscellaneous	5

Total expenses	2,344
Expenses paid indirectly	(2)

Net expenses	2,342

Net investment income (loss)	9,405

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities	1

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$9,406

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	6 Months	Year
	Ended	Ended
	8/31/05	2/28/05

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,405	$6,161
Net realized gain (loss)	1	(11)

Increase (decrease) in net assets from operations	9,406	6,150

Distributions to shareholders
Net investment income	(9,405)	(6,161)

Capital share transactions *
Shares sold	633,283	605,840
Distributions reinvested	9,125	5,933
Shares redeemed	(395,104)	(480,243)

Increase (decrease) in net assets from capital
share transactions	247,304	131,530

Net Assets
Increase (decrease) during period	247,305	131,519
Beginning of period	831,978	700,459

End of period	$1,079,283	$831,978

(Including undistributed net investment income of
$235 at 8/31/05 and $235 at 2/28/05)

* Capital shares transactions at net asset value of $1.00 per share

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Tax-Exempt Money Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on April 8, 1981. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest current income exempt from federal income taxes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

NOTE 2 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2005.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2005, the fund had $2,000 of unused capital loss carryforwards that expire in fiscal 2013.

At August 31, 2005, the cost of investments for federal income tax purposes was $1,113,850,000.

NOTE 3 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2005, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2005, expenses incurred pursuant to these service agreements were $42,000 for Price Associates and $144,000 for T. Rowe Price Services. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio was generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Exempt Money Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	October 14, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	October 14, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	October 14, 2005